UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 22, 2019 (October 21, 2019)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2019, ServiceMaster Global Holdings, Inc. (the “Company”) issued a press release announcing preliminary revenue, net income, Adjusted net income and Adjusted EBITDA for the third quarter of 2019. The Company also provided an update to its full-year 2019 guidance for revenue and Adjusted EBTIDA. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference. On November 5, 2019, the Company will release its full third quarter of 2019 financial results and hold a conference call to discuss its results at 8 a.m. central time.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company also reported today that Matthew J. Stevenson is no longer serving in the position of President of Terminix Residential and will be leaving the Company effective as of October 31, 2019.

Item 7.01.   Regulation FD Disclosure.

The Company also announced that it intends to refinance approximately $171 million of debt outstanding under its existing Term Loan B due 2023, $120 million outstanding under its existing revolving credit agreement due 2021, as well as $150 million from a recent short-term borrowing entered on October 4, 2019. The Company anticipates refinancing the approximately $441 million in debt with the proceeds of a new $600 million Term Loan B due 2026, and a $400 million revolving credit facility due 2024. The proposed refinancing is subject to market conditions.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In addition, the Company announced the recent acquisitions of two commercial pest control companies, McCloud Services and Gregory Pest Control. A copy of the press release is furnished as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued October 22, 2019.

99.2	Press Release of ServiceMaster Global Holdings, Inc. issued October 22, 2019, regarding recent acquisitions.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

October 22, 2019	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued October 22, 2019.

99.2	Press Release of ServiceMaster Global Holdings, Inc. issued October 22, 2019, regarding recent acquisitions.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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